SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported: August 26, 2005


                        ETERNAL TECHNOLOGIES GROUP, INC.
               ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                             -----------------------
                            (Commission file number)

            Nevada                                    62-1655508
----------------------------             ---------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
  of incorporation)


                     Sect. D, 5/F, Block A. Innotech Tower,
                 235 Nanjing Rd. Heping District, Tianjin 300052
               (Address of principal executive offices) (Zip code)


                               011-86-22-2721-7020
              (Registrant's telephone number, including area code)

                   __________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     At the annual shareholders meeting of Eternal Technologies held in Arlington, Virginia on August 26, 2005 the following persons were elected as directors of the corporation:

1.       JiJun Wu
2.       Jiansheng Wei
3.       Shien Zhu
4.       Xing Jian Ma
5.       Genchang Li
6.       Shicheng Fu

All such persons will serve until the next annual meeting of shareholders.

Item 8.01  Other Events

At the same annual meeting of shareholders the shareholders ratified the appointment of Ham Langston and Brezina LLP as the independent auditors of the books and accounts of the company for the year ending December 31, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ETERNAL TECHNOLOGIES GROUP, INC.


August 29, 2005                       /s/ Jiansheng Wei
                                      Jiansheng Wei
                                      President and Chief Executive Officer